UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2007
Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730

(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	identification No)

13000 Deerfieid Parkway, Building 200,
Alpharetta, Georgia		30004

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 566-9000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 2.02      Results of Operations and Financial Condition
Attached as Exhibit 99.1 is a press release dated June 11, 2007, which contains information regarding the Company’s results of operations and financial condition for the fiscal quarter and fiscal year ended March 31, 2007 The earnings release shall be deemed furnished but not filed.
Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 5, 2007, the Company awarded to Mr Corby, Executive Vice President and Chief Financial Officer, 20,000 shares of restricted stock. The shares will vest upon the expiration of Mr. Corby’s employment agreement on March 31, 2008. A copy of the award agreement is attached hereto as Exhibit 10.01, and incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits
Exhibit 10.1 Restricted Shares Award Agreement for Francis M. Corby, Jr.
Exhibit 99.1 Press Release of Exide Technologies dated June 11, 2007 Announcing Results of Operations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

June 11,2007	By	Gordon A Ulsh

Name Gordon A Ulsh Title President & Chief Executive Officer